                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 14, 1998


                          FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         ARKANSAS                    0-11916                     71-0538646
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)                 Identification
                                                                   Number)


             MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS    71730
               (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1997, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired all of the issued and outstanding common stock of City Bank & Trust of Shreveport, Shreveport, Louisiana ("CBT"), pursuant to the Agreement and Plan of Reorganization, dated April 25, 1997 ("Agreement"), whereby First United acquired all of the outstanding shares of common stock of CBT and satisfied unexercised stock options of CBT common stock in exchange for the issuance of 424,880 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-37281 as filed with the Securities and Exchange Commission ("SEC") on October 6, 1997, and Amendment No. 1 thereto filed on November 3, 1997, and which became effective November 4, 1997 ("Registration Statement").

         Pursuant to the Agreement, no fractional shares of First United common stock were issued. Therefore, CBT stockholders and optionholders have received or will receive cash payments for their fractional shares. First United has made or will make all cash payments from its excess funds. Prior to consummating the Agreement, First United had 9,851,892 shares of common stock issued and outstanding. By issuing 424,880 shares of First United common stock, which amounted to 0.0413% of the pre-merger issued and outstanding shares, First United presently has 10,276,772 shares issued and outstanding. All of the issued and outstanding shares are listed on the National Association of Securities Dealers automated quotation system national market system.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements have been previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-37281 as filed with the Securities and Exchange Commission on October 6, 1997, and Amendment No. 1 thereto filed on November 3, 1997, which became effective November 4, 1997:

         (a)      Financial Statements of Business Acquired.

                  (1) Financial statements of City Bank & Trust of Shreveport and notes thereto as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996.

                  (2) Financial statements of CBT (unaudited) as of June 30, 1997 and for the six months ended June 30, 1997 and 1996.


         (b) Pro-forma Financial Information required pursuant to Article 11 of Regulation S-X:

                  (1) Pro-forma combining balance sheet (unaudited) as of June 30, 1997.

                  (2) Pro forma combining income statements (unaudited) for each of the three years in the period ended December 31, 1996 and for the six months ended June 30, 1997 and 1996.


         (c)      Exhibits.

                                INDEX TO EXHIBITS



Exhibit No.                Description of Exhibit
-----------                ----------------------
      2                    Agreement and Plan of Reorganization between First
                           United Bancshares, Inc. and City Bank & Trust of
                           Shreveport and Plan of Merger attached as Exhibit A
                           thereto incorporated herein by reference as
                           previously filed by First United in its Form S-4
                           Registration Statement under the Securities Act of
                           1933, Registration No. 333-37281 as filed with the
                           Securities and Exchange Commission on October 6,
                           1997, and Amendment No. 1 thereto, filed on November
                           3, 1997, which became effective November 4, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          FIRST UNITED BANCSHARES, INC.
                                          (REGISTRANT)


                                          By  /s/ John E. Burns
                                            ------------------------------------
                                              John E. Burns, Vice President and
                                               Chief Financial Officer

Date:  January 14, 1998